UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): August 23, 2010

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 23, 2010, Interstate Power and Light Company (“IPL”), a subsidiary of Alliant Energy Corporation, entered into a Purchase Agreement (the “Purchase Agreement”) with Banc of America Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which IPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $200,000,000 aggregate principal amount of IPL’s 3.65% Senior Debentures due 2020 (the “Debentures”), in a public offering (the “Offering”). The Offering is expected to close on August 26, 2010. The description of the Purchase Agreement set forth above is qualified by reference to the Purchase Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Debentures will be issued under an Indenture (the “Indenture”), dated as of August 20, 2003, between IPL and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), pursuant to an Officer’s Certificate, dated as of August 23, 2010 (the “Certificate”). The Certificate provides, among other things, that the Debentures will bear interest at a rate of 3.65% per year (payable on March 1 and September 1 of each year, beginning on March 1, 2011), and will mature on September 1, 2020. IPL may redeem the Debentures at any time prior to June 1, 2020 at a “make-whole” redemption price, plus accrued and unpaid interest to, but not including, the date of redemption. At any time on or after June 1, 2020, IPL may redeem the Debentures at par, plus accrued and unpaid interest to, but not including, the date of redemption. The Indenture contains customary events of default. If an event of default occurs and is continuing with respect to any series of the Debentures, then the Trustee or the holders of at least 33% of the principal amount of the outstanding Debentures of that series may declare the Debentures of that series to be due and payable immediately. The description of the Certificate set forth above is qualified by reference to the Certificate filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

The Debentures are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-159478) that IPL filed with the Securities and Exchange Commission (the “SEC”). IPL is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated August 23, 2010, and prospectus, dated June 5, 2009, relating to the Offering. See “Item 9.01. Financial Statements and Exhibits.”

On August 23, 2010, IPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Purchase Agreement, dated August 23, 2010, among Interstate Power and Light Company and the underwriters named therein.

(4.1)	Officer’s Certificate, dated August 23, 2010, creating the 3.65% Senior Debentures due 2020 of Interstate Power and Light Company.

(5.1)	Opinion of Foley & Lardner LLP, dated August 23, 2010, with respect to the 3.65% Senior Debentures due 2020 of Interstate Power and Light Company.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

(99.1)	Press release of Interstate Power and Light Company, dated August 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

	By:	/s/ Patricia L. Kampling
Date: August 24, 2010		Patricia L. Kampling Executive Vice President – Chief Financial Officer and Treasurer

INTERSTATE POWER AND LIGHT COMPANY

Date: August 24, 2010	By:	/s/ Patricia L. Kampling
Patricia L. Kampling Executive Vice President – Chief Financial Officer and Treasurer

ALLIANT ENERGY CORPORATION

INTERSTATE POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K

Dated August 23, 2010

Exhibit Number

(1.1)	Purchase Agreement, dated August 23, 2010, among Interstate Power and Light Company and the underwriters named therein.

(4.1)	Officer’s Certificate, dated August 23, 2010, creating the 3.65% Senior Debentures due 2020 of Interstate Power and Light Company.

(5.1)	Opinion of Foley & Lardner LLP, dated August 23, 2010, with respect to the 3.65% Senior Debentures due 2020 of Interstate Power and Light Company.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

(99.1)	Press release of Interstate Power and Light Company, dated August 23, 2010.